Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
22.	RELATED PARTY TRANSACTIONS

Effective April 25, 2001, the Company entered into a consulting agreement with Richard L. Shaw when he retired from his position as Chief Executive Officer. Through subsequent amendments, this agreement has been extended through April 26, 2013. The consulting agreement provides an annual compensation amount for consulting services in addition to the Company covering the costs of health insurance and maintaining life insurance for the executive. The consulting agreement provides for consulting fees of $106,000 per year which are included in the Company’s Consolidated Statements of Income. The consulting agreement also provides for a supplemental retirement benefit of $5,000 per month as well as the continuation of the life and health insurance benefits commencing at the expiration of the consulting term.